Exhibit 99.1

Corporate Presentation

December 2024



LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing product candidates, our ability to monetize product candidates, including through entering into partnering arrangements, the application of our proprietary platform in developing new treatments, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline and Approved Product

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Status/Next Steps
LPCN 1154 *Postpartum Depression*					FDA meeting scheduled Q1-25
LPCN 2401 *Obesity Management*					Initiate POC study as adjunct to GLP-1 therapy
LPCN 2203 *Essential Tremor*					P1 study completed
LPCN 2101 *Women With Epilepsy*					IND cleared for P2
LPCN 1107 *Prevention of Preterm Birth*					EOP2 meeting completed
LPCN 1148 *Decompensated Liver Cirrhosis*					P2 study completed
LPCN 1144 *Non-Cirrhotic NASH*					P2 study completed



TLANDO® commercialized in US through Verity Pharma

Testosterone Replacement Therapy

TLANDO® commercial partners outside US to date: Verity Pharma for Canada, Pharmalink for Gulf Cooperation Council (GCC) countries, and SPC Korea for South Korea

Validated Proprietary Lip'ral Technology Platform



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption



Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability

e.g., TLANDO®

Enable Effective Oral Delivery

e.g., neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



LPCN 1154 Opportunities in Depression Disorders

Prevalence

MDD: Per NIMH, in 2020, an estimated 21.0 million adults (8.4%) in the US had at least one major depressive episode[1]

The prevalence of comorbid anxiety disorder and MDD is as high as 60%[2]

TRD: Prevalence ~2.8 million in US[3]

PPD: 1 in 6 mothers suffer from PPD[4]

Significant Unmet Needs in Depression Disorders

Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Rapid Relief	Days vs weeks
Good Tolerability	No excessive sedation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation

MDD = Major Depressive Disorder, PPD = Postpartum Depression, TRD = Treatment Resistant Depression

1. Monitoring System Survey–31 sites, 2018
2. Kaufman J, Charney D. Comorbidity of mood and anxiety disorders. Depress Anxiety. 2000;12:69-76.
3. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699.
4. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277

Postpartum Depression (PPD) Market Opportunity

- High economic burden
- Critical to prevent harm to mother and infant
- Negative impact on family/society
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]

Estimated patients in the U.S. with PPD[3]


3.6M
~ 600,000
~ 240,000
~60,000
Pregnancy in the US4
Postpartum depression5
Diagnosed PPD patients6
Follow-up care post screening
Increased awareness of PPD and effective therapies expected to increase diagnosis for symptomatic women with PPD

Zurzuvae Rx price: $15,900

Projected peak Zurzuvae sales of $1.2B in 2033*

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

LIPOCINE® ENHANCING HEALTH

1. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5

*Goldman Sachs on Sage Therapeutics estimate on February 2024

Approved Injectable Brexanolone Product Attributes

Robust Efficacy

(Bioidentical NAS)



Target Dosage*:
Placebo
ZULRESSO 90 mcg/kg/hour
ZULRESSO 60 mcg/kg/hour
HAM-D Change From Baseline
End of infusion
0
-5
-10
-15
-20
0 hour
12 hour
24 hour
36 hour
48 hour
60 hour
72 hour
7 day
30 day



IV Brexanolone Remission Rates1
n=122
Remission Rate (%)
60
50
40
30
20
10
0
1
2
2.5
3
7
30
Days Since Initiation of Treatment

Efficacious at lower (60 μg/kg/hr) and higher dose (90 μg/kg/hr)

Use Limitations

Logistics of 60-hour IV infusion

Inpatient administration

~37% of AEs are related to IV infusion administration errors[2]

Monitoring for excessive sedation

Accessibility challenges: overnight stays; providers and facility certification; affordability; accommodating mother/child duo

1. Data compiled from Meltzer-Brody et al., Lancet 2018 and ZULRESSO sNDA MDR, 2021, 90 μg/kg/hr.
2. FDA Adverse Event Reporting System (FAERS) Public Dashboard as of June 30, 2023

LPCN 1154 - First Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Potential "first line" product of choice for outpatient use

Brexanolone

- Brexanolone is a positive allosteric modulator (PAM) of the $GABA_A$ receptor



Brexanolone (allopregnanolone)

Molecular Weight: 318.5 g/mol

Lipophilic: Log P ≈ 5.0

Poor aqueous solubility: Saq <1.0 μg/mL

- Ready to use - one time treatment
- Fixed dose - no dose titration or dose taper
- No administration device needed (no device malfunction)
- No health care provider needed for administration or intervention

Mechanism of Action



GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154 - Oral Bioidentical NAS for PPD

Robust rapid relief with 48-hour treatment duration

LPCN 1154 Targeted Key Attributes*	Zuranolone (Zurzuvae®)
Bioidentical NAS	Synthetic NAS derivative
48-hour treatment duration	14-day treatment duration[3]
Terminal half-life: 9 hours[1]	Terminal half-life: 20-25 hr[3]
Up to **75% remission** post treatment[2]	Impaired ability to drive, CNS depressant effect[3]
No clinically significant differences in the pharmacokinetics of phenytoin (CYP2C9 substrate)[1]	Remission of **19% at day 3** and **45% remission** post **2 weeks** treatment[4]
Improved tolerability and safety	Dosage modifications needed for concomitant use with CYP3A4 modulators[3]
Available data during lactation do not suggest a significant risk of adverse reactions in breastfed infants[1]	No data on the effects of zuranolone on a breastfed infant[3]
	Limited data suggest negative effects on milk production[5]

LIPOCINE® ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. Zurzuvae label
4. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
5. https://www.ncbi.nlm.nih.gov/books/NBK594292/

*Subject to FDA approval

LPCN 1154 Pivotal Study Results

Bioequivalence with IV Brexanolone

Comparative Exposure

PK Parameter	GMR (%) Test vs. Reference	90% CI LB Test vs. Reference	90% CI UB Test vs. Reference
C_{max}	**105**	92	118
$AUC_{0-\infty}$	**97**	89	107
AUC_{0-t}	**89**	81	98

- C_{trough} target also met
- C_{trough} of LPCN 1154 geometric mean was higher than trough of IV brexanolone (90% CI lower bound)

- LPCN 1154 was well tolerated
  - No sedation nor somnolence events observed
  - All events were mild to moderate
    - No severe or serious AEs
    - Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, back pain, hematoma, and pelvic pain
    - No event was reported by >2 participants

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

LPCN 1154 (Oral Brexanolone) Development

Streamlined 505(b)(2) pathway to NDA submission

Pivotal PK Study

Positive Topline Results

Completed

Labeling Studies

- **Food effect study**
- **PK study in PPD**
- **Metabolite evaluation**

Completed

Next Step

Expected to be the first oral brexanolone

Q1-25 FDA Meeting

Following completion of pivotal PK bridge and labeling studies, Lipocine to meet with FDA to discuss NDA filing

LPCN 1154: "Best in Class" Oral Treatment for Depression

Key takeaways

- **Significant market opportunity**
- **Differentiated product attributes addressing unmet needs**
- **Streamlined pathway to NDA submission**
- **Positive pivotal study results**
- **Potential to expand for other depression indications**



LPCN 2401

Obesity Management



Obesity and Overweight - A Growing Epidemic in US

Increases the risks of heart disease, stroke, type 2 diabetes and certain types of cancer[1,2]


74%

of adults age 20 and older are obese or overweight (2017-2018)[3]

~24M obese elderly, group most vulnerable to losing muscle mass [3,4]

~110M adults[4]
diabesity population

GLP-1 users in the US projected to reach **30 million** by 2030[5]



38% of men and 51% of women would be interested in taking a prescription drug for weight loss[6]

38% of men



51% of women



LIPOCINE®
ENHANCING HEALTH

1. New England Journal of Medicine. 1999; 341:10971105
2. Circulation. 2004; 110:e476-e483.
3. https://www.cdc.gov/nchs/fastats/obesity-overweight.htm
4. Flynn et al. Morgan Stanley Research, February 27, 2024
5. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs#
6. https://www.kff.org/health-costs/poll-finding/kff-health-tracking-poll-july-2023-the-publics-views-of-new-prescription-weight-loss-drugs-and-prescription-drug-costs/

Limitations of Incretin Mimetics (GLP-1 Receptor Agonists)

Significant loss of lean mass and fat/weight/HbA1c rebound potential upon cessation

Loss of Lean Mass



Weight Loss
Fat Loss
Lean Mass Loss
-14.7
-9.23
-5.44
Change from baseline (kg)
Semaglutide
N Engl J Med 2021;384:989-1002

GLP-1 agonist treatment led to 15-21% rapid weight loss with unwanted LBM loss of up to 40% of the total weight lost[1]

Lean mass/muscle wasting at an alarming rate and extent

Increased Fracture Risk



% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Women
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

Patients who had received semaglutide were 7x more likely to require additional surgery within 1-year post lumbar fusion (TLIF)[6]

Plateauing of Weight Loss/ Rebound Weight Gain



68-week treatment phase
52-week off-treatment extension phase
Body weight (%) – change from baseline
Semaglutide 2.4 mg arm
Placebo arm
Time since randomization (wk)

Greatest amount of weight loss is by week 20; weight loss plateaus[1]

68% discontinue within 1 year[8]

Patients who discontinued treatment had significant weight gain[3,7] and HbA1c increase[4]

Less Weight Loss in Diabetics



Change in body weight, %
0
-5
-10
-15
-20
Semaglutide
Tirzepatide
T2D
No T2D

Non-diabetic patients lose more weight on incretin mimetics[5]

1. N Engl J Med, 384:989-1002, 2021
2. Wegovy label (Revised 03/2024)
3. JAMA, 325(14):1414-1425, 2021
4. Cureus 15(10): e46490
5. Image adapted from Rodriguez et al. JAMA Intern Med, Online Jul 8 2024
6. Khalid, S. American Association of Neurological Surgeons 2024 Annual Meeting, May 2024
7. Wilding et al., Diab, Obes, Met, 24:1553-64, 2022
8. https://www.reuters.com/business/healthcare-pharmaceuticals/most-patients-using-weight-loss-drugs-like-wegovy-stop-within-year-data-show-2023-07-11/

Unmet Needs in Obesity Management

2 out of 3 people on GLP-1 drugs (e.g. Wegovy®) discontinue within a year[1]

- **Favorable benefit to risk profile**
    - Superior efficacy
    - Improved body composition (quality weight loss/quality fat loss)
    - Improvement in weight-related comorbidities
    - Better tolerability
- **Improved compliance**
    - Lower GI side effects
    - Noninvasive administration
        - Oral, preferably QD with no food/water/time restrictions

https://www.reuters.com/business/healthcare-pharmaceuticals/most-patients-using-weight-loss-drugs-like-wegovy-stop-within-year-data-show-2023-07-11/

LPCN 2401 - A New Paradigm in Oral Treatment for Obesity Management

Target benefits to improve body composition

Adjunct to GLP-1 agonist treatment

Quality fat loss

Quality weight loss

Weight loss

Amplify fat loss

High android/visceral fat loss

Improve bone health

Attenuate muscle loss

Post cessation of GLP-1 agonist treatment

Minimize fat regain

Increase lean mass

Minimize weight rebound

Sustain HbA1c Improvement

LPCN 2401 Novel Oral Treatment for Obesity and Weight Management

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

- Proprietary androgen receptor agonist, testosterone ester(s), targeted for once-a-day treatment - “LPCN 2401”
  - Androgen receptor agonist with α-tocopherol for once-a-day treatment – “LPCN 2401+E”

Targeted Mechanism of Actions

Androgen Receptor Agonist

Fat

- Induces lipolysis[1]
- Lowers lipogenesis[1]
- Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]

Muscle

- Stimulates muscle satellite activator, FGF2[3]
- Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]

Bone

- Acts directly on osteoblasts and consequently promotes bone formation[4]
- Increases AR expression level in osteoblasts[4,5]

LIPOCINE® ENHANCING HEALTH

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401: Potential to Amplify Effects of Incretin Mimetics

ARA may increase weight loss through increased expression and activity of GLP1R [4,5]



Insulin Sensitivity[3]
Androgen Receptor Agonist (ARA)
Incretin Mimetic
Diabetes[6,7]
β Cells[2]
GLP-1 Receptor Expression[2]
GLP-1 Receptor Activity[1]
Insulin Release[1,2]

GLP-1 expression increase with ARA[2]



Non-Diabetic
Diabetic
Relative Glp1r expression
Veh
ARA
α-ARA

Insulin activity increase with ARA[2]



Non-Diabetic
Diabetic
Baseline
Treatment
Serum insulin concentration (ng/ml)
N.S
Veh
ARA
α-ARA

ARA: Androgen receptor agonist; α-ARA: Androgen receptor antagonist

1) Xu et al., Cell Reports 2023. 2) Zhu et al., Biomed Pharmacoth, 2019 (images modified). 3) Wittert et al., Lancet Diabetes and Endo, 2021 (appendix 2).
4) Xu et al., Diabetes, 2007. 5) Rajan et al., Molecular Metabolism. 2015. 6) Xu et al., Pathophysiology 2007. 7) Shu et al., Hum Mol Genet, 2009.

LPCN 2401 - Improvement in Body Composition

Prespecified endpoints met – increased lean mass and decreased fat mass

Body Composition Analysis Set[1]

Parameter at Baseline	LPCN 2401 (N=13)	LPCN 2401+E (N=13)	Placebo (N=14)
Mean Age (years)	53.2	53.8	51.1
Mean Weight (kg)	111.3	107.8	118.6
Mean BMI (kg/m^2)	35.9	34.7	37.2
Fat Mass (DXA) % of total mass	39.5	37.2	39.3
Lean Mass (DXA) % of total mass	60.5	62.8	60.7
Fat Mass:Lean Mass Ratio	0.67	0.60	0.66
Android Fat Mass (DXA) % of FM	11.5	11.9	11.2
BMC (DXA), kg	3.1	3.1	3.0

Body Composition Results



Fat Mass:Lean Mass Ratio
4
2
0
-2
-4
-6
-8
-10
% CBL
*
LPCN 2401
LPCN 2401+E
Placebo

* p<0.05 vs placebo

All participants met criteria for a weight loss therapeutic‡

LIPOCINE® ENHANCING HEALTH

‡Population was consistent with FDA's guidance on developing products for weight management. All Participants had either BMI ≥ 30 (n=36) or BMI ≥ 27 with at least one weight-related comorbid condition (n=4).

1. Patient who completed baseline and at least one post-baseline DEXA. *p<0.05 vs placebo. Body composition analysis set; N=40.

LPCN 2401 - Improvement in Body Composition

Prespecified endpoints met – increased lean mass and decreased fat mass



Fat Mass
Total Fat Mass
(% of TM)
Trunk Fat Mass
(% of Trunk Mass)
% CBL
Absolute CBL (%)
2
0
-2
-4
-6
1
0
-1
-2
-3
*
LPCN 2401
LPCN 2401+E
Placebo



Lean Mass
Lean Mass (% of TM)
Appendicular Lean Mass
% CBL
5
4
3
2
1
0
-1
-2
*
*
*
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo;

Impact of LPCN 2401, LPCN2401+Vitamin E, and Vitamin E on Fat mass

Fat loss amplification of ARA in conjunction with Vitamin E

Whole Body Fat


Total Fat Mass
(% of TM)
Placebo adjusted % CBL
1
0
-1
-2
-3
-4
-5
-6
-7
-8
LPCN 2401
LPCN 2401+E
Vitamin E

Trunk Fat


Trunk Fat Mass
(% of Trunk Mass)
Placebo adjusted CBL (%)
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
LPCN 2401
LPCN 2401+E
Vitamin E

LIPOCINE
ENHANCING HEALTH

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Vitamin E alone data from the PIVENS study (NCT00063622, https://repository.niddk.nih.gov/studies/pivens), analyzed by Lipocine

LPCN 2401 - Improvement in Body Composition

Improvement in bone mass and bone density compared to placebo



Bone Mass and Density
Bone Mineral Content (%)
Hip T Score
Femoral Neck T Score
Placebo-Adjusted % CBL
Placebo-Adjusted CBL
3.5
3
2.5
2
1.5
1
0.5
0
0.3
0.25
0.2
0.15
0.1
0.05
0
*,#
*,#
*
LPCN 2401
LPCN 2401+E

p<0.05 vs placebo; # p<0.05 vs 2401

T scores n=16/17, 16, 18 for 2401+E, 2401, and placebo, respectively

LPCN 2401 - Changes in Functional Tests

Hand Grip Strength



8
6
4
2
0
-2
-4
Change from Baseline (kg)

Ten Meter Walk Time



0
-0.5
-1
-1.5
-2
Change from Baseline (S)
LPCN 2401
LPCN 2401+E
Placebo

Baseline	Grip Strength (kg)	Walk Time (s)
LPCN 2401	84.4	10.33
LPCN 2401+ E	88.5	8.67
Placebo	82.1	8.60

Data are mean (SE)

LPCN 2401 High Quality Fat Loss in Obesity Management

Strong correlation between fat distribution in central region and obesity related comorbidities

- Android fat is highly correlated with total visceral fat[1]
- Visceral fat is primarily responsible for the risks associated with abdominal fat such as cardiovascular, cerebrovascular, metabolic, liver, renal, and joint diseases[2,3]

LPCN 2401 enables higher AFM loss in proportion to TFM loss compared to semaglutide

Placebo adjusted	LPCN 2401+E	Semaglutide*
Android/visceral fat mass loss, AFM (kg)	-0.57	-0.27
Total fat mass loss, TFM (kg)	-3.16	-6.99
% of TFM loss in Android Region	18	4

- Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Semaglutide/Wegovy® CDER Clinical Review. Study 4373; N=140; n=95 semaglutide, n=45 placebo. 68 weeks of intervention.

LIPOCINE® ENHANCING HEALTH

1. Staynor et al. Sci Rep. 2020 Oct 30;10(1):18731
2. Larsson et al. Br Med J. (1984) 288(6428):1401–4
3. Liu et al. Frontiers in Endocrinology 2023; 14: 1114963.

LPCN 2401 Differentiated Obesity Management Option

Well-tolerated with liver benefits and no safety signals upon 36-week exposure

Liver Injury Marker Reduction


ALT
AST
ALP
GGT
5
0
-5
-10
-15
-20
-25
Change from Baseline (U/L)
#
#
*,#
*,#
*,#
*,#
LPCN 2401
LPCN 2401+E
Placebo

Liver Fat Reduction at Week 12 (MRI-PDFF)


LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
0
-2
-4
-6
-8
-10
Absolute Change from Baseline (%)
*,#
*,#

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs with LPCN 2401 were comparable to placebo
- Frequency of SAEs with LPCN 2401 were comparable to placebo
- No diarrhea, nausea, muscle spasms, or PSA increase events
- No cardiovascular events with LPCN 2401
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")

Safety set. * p < 0.05; vs placebo; # p < 0.05 vs baseline.
All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation. * p < 0.05; vs placebo; † p < 0.05 vs baseline.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile

Key takeaways

LPCN 2401

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferably VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: genomic and non-genomic
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers)
- Serum alkaline phosphatase: lowers (no increase)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - Long term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia



Cirrhosis is a Large Market with Few Existing Treatment Options

Significant unmet need in an expansive market

US Diagnosed Decompensated Cirrhosis Patients[1.2]
~(382,000)

Decompensated Men with Cirrhosis[1,2]
~(229,000)

Patients with a History of OHE
~(134,100)[7]

Patients with Sarcopenia[3,4]
~(137,100)

Market Size (>$1B)[5]

Overt Hepatic Encephalopathy

Prognosis	Prevalence	Limitations of Current Therapies	Key Unmet Needs
• OHE is a severe stage of a condition where toxins accumulate in the brain due to liver dysfunction • Prognosis varies based on factors like underlying liver disease, treatment effectiveness, and overall health	**59%** Of U.S. diagnosed decompensated cirrhosis male patients have history of OHE[1,7]	• Lactulose (Rx laxative) – High recurrence rate – Poorly tolerated; diarrhea – Aspiration, dehydration, hypernatremia, severe perianal skin irritation, and overuse can further HE • Rifaximin/Lactulose combo – High recurrence rate – No solid data support the use of rifaximin alone	• Fewer driving incidents, falls • Fewer hospitalizations, shorter hospital stays • Improved quality of life • Increased mass and quality of skeletal muscle • Significant reduction in healthcare costs

Sarcopenia in Cirrhosis

Prognosis	Prevalence	Limitations of Current Therapies	Key Unmet Needs
• Characterized by the loss of muscle mass, strength, and function observed in ~60% of patients with cirrhosis[6,7,8] • 3x higher mortality rate compared to no sarcopenia[6] • Sarcopenia increases risk of OHE ~2x[7]	**60%** Of U.S. diagnosed decompensated cirrhosis male patients have sarcopenia[1,3,4]	• Treatment options are limited to nutrition and exercise • No FDA approved product to treat sarcopenia in end-stage disease	• Improved quality of life • Increased mass and quality of skeletal muscle • Significant reduction in healthcare costs

LIPOCINE® ENHANCING HEALTH

1. Sepanlou, Lancet, 2017.
2. US Census Bureau, Jan 1st 2024.
3. Orman JAMA Netw Open, 2019.
4. Tandon, Clin Gastroenterol Hepatol, 2016.
5. Assumes $22,000 per patient per year.
6. Kim, PLoS One, 2017.
7. Tandon, J Hepatol, 2021.
8. Jindal Clin Mol Hepatol, 2019.

LPCN 1148 Management of Cirrhosis

Product Candidate Attributes

Oral androgen receptor agonist; dosage form comprising testosterone dodecanoate, a unique prodrug of an endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Stimulates muscle satellite activator, FGF2[2], inhibit myostatin[3],increase muscle mass and strength[4], and reduce fat mass[5]

Ammonia Lowering

Via improved liver health[6] and improved muscle health[7]; antibacterial[8]

Androgenic

Induce hematopoiesis[9]; improve endocrine/sexual dysfunction[10]

1. Gentile MA et al., J Mol Endocrine 2010
2. J Clin Endocrinol Metab. 2019 Jun; 104(6): 2094–2102
3. Dasarathy and Merli, J Hepatol 2016
4. Sinclair et al., J Gastroenterol Hepatol 2016
5. Bhasin, Clin Infect Dis 2003
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Basaria and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J., (ed) Androgens in Health and Disease, 2003
10. Rizk et al., Curr Opin Urol 2017

LPCN 1148 Phase 2 Results - Primary Endpoint Met

A significant increase in L3-SMI

L3-SMI Absolute Change from Baseline[1]



Week 12
Week 24
Change in L3-SMI (cm²/m²)
†
3.0
0.9
*,#
4.1
-0.6
LPCN 1148
Placebo
N
14
9
15
10

L3-SMI Change from Baseline[2]



CFB L3-SMI
Week
†
‡
LPCN 1148
Placebo
Placebo to 1148

Timepoint	LPCN 1148 (N=15)	Placebo (N=10)	P-value	
			1148 CFB	1148 vs. Placebo
Baseline (cm^2/m^2)	47.8 (1.8)	45.8 (2.3)	N/A	NS
Week 24 CFB (cm^2/m^2)	4.1 (0.9)	-0.6 (1.2)	<0.001	0.005

- **Change from baseline (CFB) L3-SMI is improved significantly** from week 24 onward through 52 for LPCN 1148
- **No CFB in L3-SMI for placebo subjects**, up to week 24
- When subjects in placebo switched to LPCN 1148, they had a **significant improvement in L3-SMI** as early as 12 weeks (week 36)

1. LS mean (SE), #P<0.05 for change from baseline; * P=0.007 vs. placebo. ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index

Patients Experienced Improved Myosteatosis


Muscle Quality CBL Week 24
20
10
0
-10
-20
-30
-40
Relative Change in Muscle Areas (%)
LPCN 1148
Placebo
IMAT
HQM

- **Substantial changes in muscle quality seen with LPCN 1148 therapy**
  - Decrease in intramuscular adipose tissue (IMAT)
  - Significant increase in high quality muscle (HQM)

Note: Safety set, LOCF. LS Mean (SE); PGI-C: Patient Global Impression of Change Scale.

Key Secondary Endpoint Met in OHE

Significant difference with LPCN 1148 while on HE existing standard of care

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Overt HE (events)	6	2[2]	1	1
Recurrent Overt HE (events)	6	1[2]	1	1
Time to first recurrent event (days)	35[1]	114	294	140

Participant History

- 76% of study participants had a history of HE at baseline
  - Evenly distributed across study arms, both 24-week and OLE
- 95% of participants with HE were on therapy at baseline and during the study (lactulose, rifaximin)

Outcomes

- Placebo-Controlled first 24 weeks
  - 2 HE events in LPCN 1148 arm vs. 6 in placebo arm
    - Recurrent events were 1 versus 6, respectively
- OLE
  - One additional event in both arms (randomized to 1148, converted to 1148)
- Time to first HE recurrence was longer with LPCN 1148

1. Mean value. Safety set; includes all participants who received study drug in the given stage. OHE is defined as an adverse event of HE with CTCAE severity > grade.
2. $p<0.05$ vs placebo in stage 1 through first 24 weeks.

LPCN 1148 Phase 2 Results

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

LPCN1148 A Novel Approach for Management of Cirrhosis

Key takeaways

Blockbuster opportunity that addresses significant unmet medical needs with a strong pharmacoeconomic rationale

Targeted to be **a "First in Class"** product candidate with a **novel MOA**

Protected by patent portfolio

Expanded indication potential - non-cirrhotic NASH, prevention of any decompensation event, sarcopenia in end-stage diseases e.g. end-stage renal disease (ESRD)

For Overt Hepatic Encephalopathy

Met HE related clinical endpoints in Phase 2 study with no background therapy restriction

Potential **mono or add-on therapy** for a greater effect on the prevention of recurrence of overt HE

Established development regulatory path with a commercially validated standard of care product

Potential for **Orphan Drug Designation**

For Sarcopenia

Met primary endpoint, change in skeletal muscle index, and sarcopenia associated clinical endpoints **in Phase 2** study

No FDA approved product to treat sarcopenia in end-stage disease

Limited competition for reversal of sarcopenia in cirrhosis

LPCN 2203

Oral NAS for Essential Tremor



Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K
Estimated prevalence
2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption
$3.6B*

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

LPCN 2203 Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies


Typical single dose PK profiles
Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

84 doses administered across 4 single dose studies to 37 participants

No sedation or dizziness AE reported

LPCN 2101

Women With Epilepsy (WWE)



LPCN 2101 - Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous Neuroactive Steroid

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing unmet needs in WWE

Active is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for minimal/no drug-drug interactions

Value Through Partnering

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

>$2B market potential with no approved drug

Compelling efficacy rationale

Strong pharmaco-economic justification

Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

✓ Oral with unique benefit to risk profile

✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Testosterone Replacement Therapy (TRT) Verity Alliance

TLANDO® and TLANDO XR (LPCN 1111)

TRT market is large and growing with a significant untapped market potential

- ~8M annual prescriptions in the U.S.
- ~650,000 annual prescriptions in Canada

Verity Transaction

- $11M license fee for Lipocine; $7.5M received in 2024
  - Additional $2.5M by Jan 1, 2025
- Up to $259 million in development and commercial sales milestones
- Tiered royalties on net sales of licensed products up to 18%
- Lipocine retains all rights for territories outside the United States and Canada, and all non-TRT rights globally
- Verity Pharma is responsible for regulatory and marketing obligations in the U.S. and Canada and all further development